FREEPORT-MCMORAN COPPER & GOLD INC.



# 1st Quarter 2004 Earnings Conference Call

*James R. Moffett*
*Chairman of the Board*

*Richard C. Adkerson*
*President and Chief Executive Officer*

*April 20, 2004*

www.fcx.com

FCX LISTED NYSE

**FREEPORT-MCMORAN COPPER & GOLD INC.**



## Cautionary Statement

*This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding sales and production volumes, cash production costs, general and administrative expenses, cash flows, capital expenditures, exploration and development projects, debt reductions, proved mineral reserves, geological resources, the acquisition of Rio Tinto's shares of FCX common stock, the financing of such acquisition through the issuance of a new series of convertible preferred stock, projected operating cash flows, projected debt and statements regarding FCX's liquidity. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release. Important factors that might cause future results to differ from these projections include our ability to complete the acquisition transaction with Rio Tinto and the proposed financing for such acquisition, industry risks, commodity prices, Indonesian political risks, and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission. This presentation also contains certain financial measures such as net cash production costs per pound of copper and net debt. As required by the recently issued Securities and Exchange Commission Regulation G, a reconciliation of these measures to amounts reported in FCX's consolidated financial statements is provided in our SEC filings.*

www.fcx.com

FCX
LISTED
NYSE

# Grasberg Open Pit
*Plan View*



1 kilometer
1 kilometer
8N
6N
7S
6S
5S
Overburden & Low Grade Phases
High Grade Ore Phases
Access to 6S
Slide Area
N

# Grasberg Pit – Looking Southeast

***April 2004***


7 South Face (Slide Area)
with New Terraces
7S
5S
6S
Safe Access to Key Ore Areas
has been Reestablished

# Grasberg Pit
## Pushback 7S

### *October 9, 2003*


3970
4000

### *April 15, 2004*


Highwall Removed
3970
4000

# Grasberg Pit -- Pushback 7S

***April 15, 2004***


Cross-Section

# Grasberg Pit South Highwall

***Cross Section Looking West***


as of October 9, 2003
as of April 15, 2004
7S
100 meters of
Highwall Removed
New
Terraces
Mined Access
on Pushback 6S
on 3700L
6S
Total of 25 million t mined from
Pushback 7S since October 9
4000
3985
3970
3955
3940
3925
3910
3895
3880
3865
3850
3835
3820
3805
3790
3775
3760
3745
3730
3715
3700
3685
3670
3655
3640
3625
3610
3595
3580
3565
3550
3535
3520
3505

# Grasberg Pit Near-Term Plan
## *Achievement of Key Milestones*

THE STRENGTH OF OUR METALS

| 1Q04 | Status |
|---|---|
| • Continue mining waste on south highwall | ✓ |
| • Reslope/remove talus (broken rock) | ✓ |
| • Dewater south wall* | ✓ |
| • Install additional monitoring systems | ✓ |
| • Drill program to confirm rock quality | ✓ |
| **2Q04** | |
| • Commence mining ore from 6S and 5S** | ✓ |
| • Continue mining waste on south highwall | ✓ |

* on-going activities

** initiated mining of ore in 6S in April and expect to initiate mining in 5S in 2Q

# Grasberg Pit – South Highwall (Looking South)

*April 15, 2004*


7S
Access to 6S Open
6S High Grade Ore Area
5S

# Grasberg Pit – South Highwall (Looking East)

*April 16, 2004*


7S
6S High Grade
Ore Area
Access to
6S Open
Shovel loading
ore in 6S

# 1st Quarter 2004 Highlights

THE STRENGTH OF OUR METALS

- **Established Safe Access to High Grade Ore Areas in Grasberg Pit**
- **Financing Transactions Strengthened Financial Profile:**
  - Conversions of $226.1 Million of 8¼% Convertible Senior Notes Into 15.8 Million FCX Common Shares
  - Sale of 6⅞% Senior Notes Due 2014 for Net Proceeds of $344.5 Million
- **Enhanced Shareholder Exposure to Value of Assets**
  - Sale of 5½% Convertible Perpetual Preferred Stock for Net Proceeds of $1.067 Billion
  - Purchase of 23.9 Million FCX Common Shares From Rio Tinto plc for $881.9 Million
- **Common Shares Outstanding Totaled 177.1 Million at March 31, 2004**

# FCX/Rio Tinto Relationship

THE STRENGTH OF OUR METALS

- Rio Tinto Acquired 23.9MM FCX Shares from FCX's Former Parent in Mid-1995 @ $20.90 per Share – ~$500MM
- Rio Tinto Acquired Shares in Connection with JV Participations in Major Expansion Project at FCX's Grasberg Operations and in Exploration Activities – Initial Investment of $850MM
- Sale of FCX Shares Part of an Ongoing Divestiture Program by Rio Tinto
- Value-enhancing Transaction for FCX

# Rio Tinto Transaction

- FCX Acquired 23.9 Million Rio Tinto Shares at $36.85 per Share ($881.9 Million) with a Portion of Proceeds from the Perpetual Preferred Offering
- Grasberg JV Unaffected & Remains One of Rio Tinto's Core Assets
- Reduced FCX Shares Outstanding from 201MM to 177.1MM Shares
  - Provides Common Shareholders Greater Exposure to Positive Copper and Gold Markets
  - FCX Shares Underlying Preferred Stock Approximate 20.7 Million Shares
- No Increase in FCX Debt
- Incremental Cash Required (~ $40 Million) for Preferred Dividends is Small in Relation to Free Cash Flows

# PT-FI Mine Plan

## PT-FI's Share of Metal Sales, 2004e-2008e

THE STRENGTH OF OUR METALS


Copper, billion lbs
Gold, million ozs
2004e – 2008e PT-FI Share
Total: 6.7 billion lbs
Annual Average: 1.34 billion lbs
2004e – 2008e PT-FI Share
Total: 11.0 million ozs
Annual Average: 2.2 million ozs
1.0
1.5
1.5
2.9
1.4
2.1
1.4
2.3
1.4
2.2
2004e
2005e
2006e
2007e
2008e

*e = estimate. Amounts are projections; see cautionary statement.*
*Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.*

# 2004 Outlook
# Quarterly Payable Metal Sales

THE STRENGTH OF OUR METALS



PT-FI's share of Copper
1.0 billion pounds
Pounds in millions
500
400
300
200
100
0
105
200
290
405
1Q04
2Q04
3Q04
4Q04
Estimate



PT-FI's share of Gold
1.5 million ounces
Ounces in thousands
700
600
500
400
300
200
100
0
124
330
425
620
1Q04
2Q04
3Q04
4Q04
Estimate

# 2nd Quarter 2004 Considerations

- **Completion of Atlantic Copper 45-day Shutdown**
  - $32 Million Impact to 2Q04 Earnings and Cash Flows
  - Shutdown of This Duration Required Every Nine Years with Shorter Turnaround Schedules Every 3 Years
- **Increasing Ore Grades Throughout 2004 to Result in Deferral of Intercompany Profits on Sales to Affiliated Smelters**
  - $23.1 Million Recognized in Net Income in 4Q03
  - $24.8 Million Recognized in Net Income in 1Q04
  - Based on Current Prices and Shipping Schedules, Deferrals Estimated to Approximate $18 Million in 2Q04
- **Higher Unit Costs Than Annual Average, Reflecting Fixed Nature of PT-FI Cost Structure**

# Average Net Unit Cash Costs at Various Gold Prices

THE STRENGTH OF OUR METALS


(¢ per payable pound)
2004
2005
2-Year Weighted Average
@ $400 Gold= 11¢/lb
49¢
42¢
35¢
28¢
21¢
14¢
5¢
-5¢
-14¢
-23¢
$300
$350
$400
$450
$500
$300
$350
$400
$450
$500

* Based on copper and gold sales of 1.0 billion lbs and 1.5 million ozs for 2004, and 1.5 billion lbs and 2.9 million ozs for 2005.

* Site production and delivery costs of 70¢ in 2004 and 48¢ in 2005; quarterly unit costs will vary significantly with quarterly metal sales volumes. Royalties are based on a copper price of $1.30 per pound. A 10¢ change in copper prices would have a 0.4¢ impact. At $1.00 copper, royalties would approximate 2.5¢ per pound.

# Strong Cash Flow Generator – Operating Cash Flow Model Results – 2004e – 2006e Annual Averages

THE STRENGTH OF OUR METALS

($ in millions, except copper and gold prices)



Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.00 Copper
Operating Cash Flows
$1,000
$800
$600
$400
$200
$0
$0.90
$1.15
$1.40
$400
$350
$400
$450
$1.00

*NOTE: Annual operating cash flows are averages (years 2004e – 2006e). Year-to-year actual results may vary depending upon many factors including timing of metal mined and performance of smelter operations. 2004 cash flows are expected to be affected by reduced metal production and smelter maintenance costs with positive effects on 2005 cash flows. Using copper and gold prices of $1.30/$400, 2004 cash flows would approximate $325 million, $475 million lower than the 3-year average of $800 million.*

*e = estimate. Amounts are projections; see cautionary statement*

# Commodity Price Sensitivities
# FCX Earnings & Cash Flow Annual Impacts


+$25/oz Gold
15¢
$28
+10¢/lb Copper
38¢
$70
Impact Per Share* (¢/share)
Impact ($ millions)

** EPS based on 182 million shares outstanding. (Assumes conversion of remaining 8¼% notes.)*

*Note: Assumes average annual sales of 1.34 billion lbs. copper and 2.2 million ozs. gold; based on 2004 sales of 1.0 billion lbs. copper and 1.5 million ozs. gold, 10¢/lb would approximate $50 million and $25/oz would approximate $18 million.*

# FCX Capital Expenditures


($ in millions)
AC & Other
PT-FI
$165
$150
$125
$115
$135
$120
$120
$110
$130
$125
2004e
2005e
2006e
2007e
2008e

*e = estimate. Amounts are projections; see cautionary statement*

# Debt Maturities
## Model -- Excluding 8¼% Convertible Notes

THE STRENGTH OF OUR METALS

($ in millions)

| | |
|---|---|
| Total Debt @ 3/31/04 | $2,196 |
| 8¼% Notes Callable 7/31/04 (Due 2006) (1) | ($67) |
| 2004 Debt Maturities & AC Repayments | ($68) |
| Less Cash @ 3/31/04 | ($534) |
| Total After Cash | $1,527 |



$1,200
$900
$600
$300
$0
$87
$389
FCX PRC(2)
$108
$55
$49
$509
10⅛% Senior Notes
$577
7% Conv. Notes
Convert price: $30.87 per share
$355
2005
2006
2007
2008
2009
2010
2011
Thereafter
Infrastructure, Including Equip
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

(1) *Remaining 8¼% convertible senior notes have a conversion price of $14.30/share*

(2) *Commodity preferred maturity is based on book value. Assuming gold price of $415/ounce incremental cost would be $11 million.*

# 3-Year Average Annual Cash Flow After Capital Expenditures*

THE STRENGTH OF OUR METALS



($ in millions, except copper and gold prices)
Cash Dividend for New Preferred
$800
$600
$400
$200
$0
Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.00 Copper
Available for additional debt reduction/ shareholder returns**
Current Annual Dividend of $0.80/share
$0.90
$1.15
$1.40
$350
$400
$450
$400
$1.00

| Excess Cash 3-Yr Total (in billions) | $0.5 | $1.0 | $1.6 | $0.5 | $0.7 | $0.9 |
|---|---|---|---|---|---|---|

* Cash at 3/31/04 sufficient to fund debt maturities over this 3-year period

** Includes PT-FI 9.4% minority interest distributions